Exhibit 21.1

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
1	AII 1, LLC	100	Connecticut	Voya Holdings Inc.
2	AII 2, LLC	100	Connecticut	Voya Holdings Inc.
3	AII 3, LLC	100	Connecticut	Voya Holdings Inc.
4	AII 4, LLC	100	Connecticut	Voya Holdings Inc.
5	Australia Retirement Services Holding, LLC	100	Delaware	Voya Institutional Plan Services, LLC
6	Directed Services LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
7	IB Holdings LLC	100	Virginia	Voya Holdings Inc.
8	IIPS OF FLORIDA, LLC	100	Florida	Voya Financial, Inc.
9	ILICA Inc.	100	Connecticut	Voya Holdings Inc.
10	ING Pomona Private Equity Management (Luxembourg) S.A.	100	Luxembourg	Voya Investment Management Alternative Assets LLC
11	Langhorne I, LLC	100	Missouri	Voya Holdings Inc.
12	Midwestern United Life Insurance Company	100	Indiana	Security Life of Denver Insurance Company
13	Opportunity Investor P Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
14	Opportunity Investor P Associates, L.P.	1	Delaware	Opportunity Investor P Secondary Associates, LLC
15	Opportunity Investor P Secondary Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
16	Pomona Associates III LP	49	Delaware	Pomona G.P. Holdings LLC
17	Pomona Associates III LP	1	Delaware	Pomona Secondary Associates III LLC
18	Pomona Associates IV LP	49	Delaware	Pomona G.P. Holdings LLC
19	Pomona Associates IV LP	1	Delaware	Pomona Secondary Associates IV LLC
20	Pomona Associates V, LP	49	Delaware	Pomona G.P. Holdings LLC
21	Pomona Associates V, LP	1	Delaware	Pomona Secondary Associates V LLC
22	Pomona Associates VI, LP	49	Delaware	Pomona G.P. Holdings LLC
23	Pomona Associates VI, LP	1	Delaware	Pomona Secondary Associates VI LLC
24	Pomona Associates VII, L.P.	49	Delaware	Pomona G.P. Holdings LLC
25	Pomona Associates VII, L.P.	1	Delaware	Pomona Secondary Associates VII LLC
26	Pomona Capital Asia Limited	100	Hong Kong	Pomona Management LLC
27	Pomona Energy Partners US, L.P.	99.75	Delaware	Pomona Capital VII, L.P.
28	Pomona Energy Partners, L.P.	100	Delaware	Pomona Associates VII, L.P.
29	Pomona Europe Advisers Limited	100	United Kingdom	Pomona Europe, Ltd.
30	Pomona Europe, Ltd.	100	United Kingdom	Pomona Management LLC
31	Pomona G.P. Holdings LLC	50	Delaware	Voya Pomona Holdings LLC
32	Pomona Holdings Associates II, LLC	100	Delaware	Pomona Primary Associates II LLC
33	Pomona Holdings Associates III LLC	100	Delaware	Pomona Primary Associates III LLC
34	Pomona Investors II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
35	Pomona Investors II, L.P.	1	Delaware	Pomona Primary Associates II LLC
36	Pomona Investors III, L.P.	49	Delaware	Pomona G.P. Holdings LLC
37	Pomona Investors III, L.P.	1	Delaware	Pomona Primary Associates III LLC
38	Pomona Investors IV, L.P.	49	Delaware	Pomona G.P. Holdings LLC

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
39	Pomona Investors IV, L.P.	1	Delaware	Pomona Primary Associates IV LLC
40	Pomona Investors L.P.	49	Delaware	Pomona G.P. Holdings LLC
41	Pomona Investors L.P.	1	Delaware	Pomona Primary Associates I, LLC
42	Pomona Investors V L.P.	49	Delaware	Pomona G.P. Holdings LLC
43	Pomona Investors V L.P.	1	Delaware	Pomona Primary Associates V LLC
44	Pomona Management LLC	100	Delaware	Voya Pomona Holdings LLC
45	Pomona Primary Associates I, LLC	100	Delaware	Pomona G.P. Holdings LLC
46	Pomona Primary Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC
47	Pomona Primary Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
48	Pomona Primary Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
49	Pomona Primary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
50	Pomona Secondary Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
51	Pomona Secondary Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
52	Pomona Secondary Associates V LLC	100	Delaware	Pomona G.P. Holdings LLC
53	Pomona Secondary Associates VI LLC	100	Delaware	Pomona G.P. Holdings LLC
54	Pomona Secondary Associates VII LLC	100	Delaware	Pomona G.P. Holdings LLC
55	Pomona Secondary Associates VIII, LLC	100	Delaware	Pomona G.P. Holdings LLC
56	Pomona Secondary Co-Investment Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
57	Pomona Secondary Co-Investment Associates, LP	1	Delaware	Pomona Secondary Co-Investment Associates, LLC
58	Pomona Secondary Co-Investment Associates, LP	49	Delaware	Pomona G.P. Holdings LLC
69	Pomona Voya (US) Holdings Associates II LLC	100	Delaware	Pomona G.P. Holdings LLC
60	Pomona Voya (US) Holdings Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
61	Pomona Voya (US) Holdings Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
62	Pomona Voya (US) Holdings Associates III LLC	100	Delaware	Pomona G.P. Holdings LLC
63	Pomona Voya (US) Holdings Associates III LP	1	Delaware	Pomona Voya (US) Holdings Associates III LLC
64	Pomona Voya (US) Holdings Associates III LP	49	Delaware	Pomona G.P. Holdings LLC
65	Pomona Voya (US) Holdings Associates IV LLC	100	Delaware	Pomona G.P. Holdings LLC
66	Pomona Voya (US) Holdings Associates IV, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates IV LLC
67	Pomona Voya (US) Holdings Associates IV, L.P.	49	Delaware	Pomona G.P. Holdings LLC

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
68	Pomona Voya (US) Holdings Associates LLC	100	Delaware	Pomona G.P. Holdings LLC
69	Pomona Voya (US) Holdings Associates V, L.P.	49	Delaware	Pomona G.P. Holdings LLC
70	Pomona Voya (US) Holdings Associates V, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates V, LLC
71	Pomona Voya (US) Holdings Associates V, LLC	100	Delaware	Pomona G.P. Holdings LLC
72	Pomona Voya (US) Holdings Associates, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates LLC
73	Pomona Voya (US) Holdings Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
74	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.
75	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates IV LLC
76	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.	49	Delaware	Pomona G.P. Holdings LLC
77	Pomona Voya (US) Holdings Co-Investment Associates L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II LLC
78	Pomona Voya (US) Holdings Co-Investment Associates L.P.	49	Delaware	Pomona G.P. Holdings LLC
79	Pomona Voya (US) Holdings Co-Investment II, L.P.	33.97	Delaware	Security Life of Denver Insurance Company
80	Pomona Voya (US) Holdings Co-Investment II, L.P.	17.98	Delaware	ReliaStar Life Insurance Company
81	Pomona Voya (US) Holdings Co-Investment II, L.P.	25.97	Delaware	Voya Insurance and Annuity Company
82	Pomona Voya (US) Holdings Co-Investment II, L.P.	0.1	Delaware	Pomona Voya (US) Holdings Co- Investment Associates II, L.P.
83	Pomona Voya (US) Holdings Co-Investment II, L.P.	1	Delaware	Pomona Voya (US) Holdings Associates II, L.P.
84	Pomona Voya (US) Holdings Co-Investment II, L.P.	21.98	Delaware	Voya Retirement Insurance and Annuity Company
85	Pomona Voya (US) Holdings IV, L.P.	18.91	Delaware	Security Life of Denver Insurance Company
86	Pomona Voya (US) Holdings IV, L.P.	9.99	Delaware	ReliaStar Life Insurance Company
87	Pomona Voya (US) Holdings IV, L.P.	12.84	Delaware	Voya Insurance and Annuity Company
88	Pomona Voya (US) Holdings IV, L.P.	0.11	Delaware	Pomona Voya (US) Holdings Associates IV, L.P.
89	Pomona Voya (US) Holdings IV, L.P.	11.77	Delaware	Voya Retirement Insurance and Annuity Company
90	Pomona Voya (US) Holdings V L.P.	22.64	Delaware	Security Life of Denver Insurance Company
91	Pomona Voya (US) Holdings V L.P.	26.64	Delaware	ReliaStar Life Insurance Company
92	Pomona Voya (US) Holdings V L.P.	17.32	Delaware	Voya Insurance and Annuity Company
93	Pomona Voya (US) Holdings V L.P.	0.1	Delaware	Pomona Voya (US) Holdings Associates V, L.P.

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
98	Pomona Voya (US) Holdings V-A, L.P.	0.1	Delaware	Pomona Voya (US) Holdings Associates V, L.P.
99	Pomona Voya (US) Holdings V-A, L.P.	32.69	Delaware	Voya Retirement Insurance and Annuity Company
100	Pomona Voya Asia Pacific Associates, L.P.	49	Delaware	Pomona G.P. Holdings LLC
101	Pomona Voya Asia Pacific Associates, L.P.	1	Delaware	Pomona Voya Asia Pacific Associates, LLC
102	Pomona Voya Asia Pacific Associates, LLC	100	Delaware	Pomona G.P. Holdings LLC
103	Rancho Mountain Properties, Inc.	100	Delaware	Voya II Custom Investments LLC
104	ReliaStar Life Insurance Company	100	Minnesota	Voya Holdings Inc.
105	ReliaStar Life Insurance Company of New York	100	New York	ReliaStar Life Insurance Company
106	Roaring River II, Inc.	100	Arizona	Security Life of Denver International Limited
107	Roaring River IV Holding, LLC	100	Delaware	Security Life of Denver Insurance Company
108	Roaring River IV, LLC	100	Missouri	Roaring River IV Holding, LLC
109	Roaring River, LLC	100	Missouri	ReliaStar Life Insurance Company
110	Security Life Assignment Corporation	100	Colorado	Voya Financial, Inc.
111	Security Life of Denver Insurance Company	100	Colorado	Voya Financial, Inc.
112	Security Life of Denver International Limited	100	Arizona	Voya Financial, Inc.
113	SLDI Georgia Holdings, Inc.	100	Georgia	Roaring River II, Inc.
114	The New Providence Insurance Company, Limited	100	Cayman Island	IB Holdings LLC
115	The Voya Proprietary Alpha Fund, LLC	36.6	Delaware	Security Life of Denver Insurance Company
116	The Voya Proprietary Alpha Fund, LLC	30.2	Delaware	ReliaStar Life Insurance Company
117	The Voya Proprietary Alpha Fund, LLC	32.2	Delaware	Voya Insurance and Annuity Company
118	The Voya Proprietary Alpha Fund, LLC	1	Delaware	Voya Alternative Asset Management LLC
119	Voya Alternative Asset Management Ireland Limited	100	Ireland	Voya Investment Management Alternative Assets LLC
120	Voya Alternative Asset Management LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
121	Voya America Equities, Inc.	100	Colorado	Security Life of Denver Insurance Company
122	Voya Capital, LLC	100	Delaware	Voya Investment Management LLC
123	Voya Custom Investments LLC	100	Delaware	Roaring River II, Inc.
124	Voya Financial Advisors, Inc.	100	Minnesota	Voya Holdings Inc.
125	Voya Financial Partners, LLC	100	Delaware	Voya Retirement Insurance and Annuity Company
126	Voya Financial Products Company, Inc.	100	Delaware	Voya Financial, Inc.
127	Voya Funds Services, LLC	100	Delaware	Voya Capital, LLC

	Subsidiary	% Parent Interest Held	State/Country of Jurisdiction	Parent
128	Voya Furman Selz Investments III LLC	95.81	Delaware	Voya Investment Management Alternative Assets LLC
129	Voya Holdings Inc.	100	Connecticut	Voya Financial, Inc.
130	Voya II Custom Investments LLC	100	Delaware	SLDI Georgia Holdings, Inc.
131	Voya Institutional Plan Services, LLC	100	Delaware	Voya Holdings Inc.
132	Voya Institutional Trust Company	100	Connecticut	Voya Holdings Inc.
133	Voya Insurance and Annuity Company	100	Iowa	Voya Holdings Inc.
134	Voya Insurance Management (Bermuda) Ltd.	100	Bermuda	Voya Financial, Inc.
135	Voya Insurance Solutions, Inc.	100	Connecticut	Voya Holdings Inc.
136	Voya International Nominee Holdings, Inc.	100	Connecticut	Voya Holdings Inc.
137	Voya Investment Management (Bermuda) Holdings Limited	100	Bermuda	Voya Investment Management Co. LLC
138	Voya Investment Management (UK) Limited	100	United Kingdom	Voya Investment Management Co. LLC
139	Voya Investment Management Alternative Assets LLC	100	Delaware	Voya Investment Management LLC
140	Voya Investment Management Co. LLC	100	Delaware	Voya Investment Management LLC
141	Voya Investment Management LLC	100	Delaware	Voya Holdings Inc.
142	Voya Investment Trust Co.	100	Connecticut	Voya Investment Management Co. LLC
143	Voya Investments Distributor, LLC	100	Delaware	Voya Funds Services, LLC
144	Voya Investments, LLC	100	Arizona	Voya Funds Services, LLC
145	Voya Multi-Strategy Opportunity Fund LLC	100	Delaware	Voya Alternative Asset Management LLC
146	Voya Payroll Management, Inc.	100	Delaware	Voya Financial, Inc.
147	Voya Pomona Asia Pacific G.P. Limited	100	Hong Kong	Pomona Voya Asia Pacific Associates, L.P.
148	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	43.56	Delaware	Security Life of Denver Insurance Company
149	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	25.74	Delaware	Voya Insurance and Annuity Company
150	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	1	Delaware	Voya Pomona Asia Pacific G.P. Limited
151	Voya Pomona Asia Pacific Private Equity Co-Invest I L.P.	29.7	Delaware	Voya Retirement Insurance and Annuity Company
152	Voya Pomona Holdings LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
153	Voya Realty Group LLC	100	Delaware	Voya Investment Management Alternative Assets LLC
154	Voya Retirement Advisors, LLC	100	New Jersey	Voya Institutional Plan Services, LLC
155	Voya Retirement Insurance and Annuity Company	100	Connecticut	Voya Holdings Inc.
156	Voya Services Company	100	Delaware	Voya Financial, Inc.